BLACKROCK ETF TRUST

iShares Disciplined Volatility Equity Active ETF

iShares Dynamic Equity Active ETF

(the “Funds”)

Supplement dated September 15, 2025

to each Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),

each dated August 28, 2025, as supplemented to date

As of the close of trading on the New York Stock Exchange on September 12, 2025, BlackRock GA Disciplined Volatility Equity Fund, a series of Managed Account Series (the “Target Trust”), has been reorganized into iShares Disciplined Volatility Equity Active ETF and BlackRock GA Dynamic Equity Fund, a series of the Target Trust, has been reorganized into iShares Dynamic Equity Active ETF.

Effective immediately, the seventh paragraph in the section of the SAI entitled “Creation and Redemption of Creation Units—Costs Associated with Creation Transactions” is deleted and replaced with the following:

The following table sets forth each Fund’s standard creation transaction fee that would have been charged as of the date of this SAI and maximum additional charge (as described above):

Disciplined Volatility Fund

Standard Creation Transaction Fee*	Maximum Additional Charge**
$525	5%

*

The standard creation transaction fee consists of the ETF Servicing Fee and Custody Transaction Costs. The standard creation transaction fee may vary over time depending on the factors discussed above, and may be higher than the fee set forth above.

**	As a percentage of the net asset value per Creation Unit.

Dynamic Fund

Standard Creation Transaction Fee*	Maximum Additional Charge**
$125	3%

*

The standard creation transaction fee consists of the ETF Servicing Fee and Custody Transaction Costs. The standard creation transaction fee may vary over time depending on the factors discussed above, and may be higher than the fee set forth above.

**	As a percentage of the net asset value per Creation Unit.

Effective immediately, the sixth paragraph in the section of the SAI entitled “Creation and Redemption of Creation Units—Costs Associated with Redemption Transactions” is deleted and replaced with the following:

The following table sets forth each Fund’s standard redemption transaction fee that would have been charged as of the date of this SAI and maximum additional charge (as described above):

Disciplined Volatility Fund

Standard Redemption Transaction Fee*	Maximum Additional Charge**
$525	2%

*

The standard redemption transaction fee consists of the ETF Servicing Fee and Custody Transaction Costs. The standard redemption transaction fee may vary over time depending on the factors discussed above, and may be higher than the fee set forth above.

**	As a percentage of the net asset value per Creation Unit.

Dynamic Fund

Standard Redemption Transaction Fee*	Maximum Additional Charge**
$125	2%

*

The standard redemption transaction fee consists of the ETF Servicing Fee and Custody Transaction Costs. The standard redemption transaction fee may vary over time depending on the factors discussed above, and may be higher than the fee set forth above.

**	As a percentage of the net asset value per Creation Unit.

Shareholders should retain this Supplement for future reference.

PR2SAI-VOL2- 0925SUP

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